UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2011

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7101 Muirkirk Road

Beltsville, Maryland 20705

(Address of registrant’s principal executive office)

(301) 470-3366

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01             COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 7, 2011, Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc. and certain of its subsidiaries (collectively, “Rockwood”) completed the sale of its AlphaGary plastic compounding business to Mexichem, S.A.B. de C.V. and certain of its subsidiaries (“Mexichem”) for $300.0 million, subject to certain potential post closing adjustments. The plastic compounding business, which manufactures specialty plastic compounds for the wire and cable industry, medical applications and other uses, comprised substantially all of the assets of Rockwood’s Specialty Compounds segment.

A copy of the Business Purchase Agreement pertaining to the sale was filed as an exhibit to our Current Report on Form 8-K filed on December 20, 2010.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(b)           Pro forma financial information.

(i)           Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood, of its AlphaGary plastic compounding business, to Mexichem.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2010, the statements of operations for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009, 2008, and 2007 are based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the plastic compounding business, had occurred on January 1, 2007 with respect to the statements of operations and on September 30, 2010 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2009 and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Holdings, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2010.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the AlphaGary plastic compounding business actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Holdings, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, in accordance with Securities and Exchange Commission (“SEC”) guidance, we have assumed no interest income on these cash proceeds or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2010

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$283.1	$285.7 (a)	$568.8
Accounts receivable, net	517.5	(37.6)	479.9
Inventories	528.6	(19.5)	509.1
Deferred income taxes	3.0	(0.3)	2.7
Prepaid expenses and other current assets	66.9	(1.5)	65.4
Total current assets	1,399.1	226.8	1,625.9
Property, plant and equipment, net	1,621.8	(63.4)	1,558.4
Goodwill	894.0	—	894.0
Other intangible assets, net	624.5	(16.5)	608.0
Deferred debt issuance costs, net of accumulated amortization of $14.5	18.9	—	18.9
Deferred income taxes	26.2	1.1	27.3
Other assets	40.9	—	40.9
Total assets	$4,625.4	$148.0	$4,773.4
LIABILITIES
Current liabilities:
Accounts payable	$223.0	$(29.0)	$194.0
Income taxes payable	20.6	—	20.6
Accrued compensation	150.4	(2.0)	148.4
Accrued expenses and other current liabilities	169.8	(1.5)	168.3
Deferred income taxes	6.6	—	6.6
Long-term debt, current portion	90.5	—	90.5
Total current liabilities	660.9	(32.5)	628.4
Long-term debt	2,105.1	—	2,105.1
Pension and related liabilities	397.7	—	397.7
Deferred income taxes	80.1	(0.4)	79.7
Other liabilities	128.7	—	128.7
Total liabilities	3,372.5	(32.9)	3,339.6
Restricted stock units	7.2	—	7.2
EQUITY
Rockwood Holdings, Inc. stockholders’ equity:
Common stock ($0.01 par value, 400,000 shares authorized, 75,659 shares issued and 75,538 shares outstanding at September 30, 2010)	0.8	—	0.8
Paid-in capital	1,192.4	—	1,192.4
Accumulated other comprehensive income	156.3	(9.3)	147.0
Accumulated deficit	(392.4)	190.2 (b)	(202.2)
Treasury stock, at cost	(1.4)	—	(1.4)
Total Rockwood Holdings, Inc. stockholders’ equity	955.7	180.9	1,136.6
Noncontrolling interest	290.0	—	290.0
Total equity	1,245.7	180.9	1,426.6
Total liabilities and equity	$4,625.4	$148.0	$4,773.4

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — Represents cash proceeds of $300.0 million, less estimated taxes of $8.3 million and estimated fees and expenses of $6.0 million associated with the sale, but excludes a working capital adjustment of $10.1 million, which was paid by the purchaser at closing and is subject to a potential post closing adjustment.

(b) — Represents the estimated net gain on the sale, including $8.3 million of current tax expense and estimated fees and expenses of $6.0 million associated with the sale.  The effects of the gain were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any U.S. federal tax effect as a result of valuation allowances attributable to net operating loss carryforwards, except for Alternative Minimum Tax.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(Dollars in millions, except per share amounts; shares in thousands)

	Nine Months Ended				Nine Months Ended
	September 30, 2010				September 30, 2009
	Rockwood			Pro Forma	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted	Historical	Adjustments		As Adjusted
Net sales	$2,569.3	$(175.9)		$2,393.4	$2,176.6	$(145.3)		$2,031.3
Cost of products sold	1,744.4	(142.8)		1,601.6	1,560.1	(117.4)		1,442.7
Gross profit	824.9	(33.1)		791.8	616.5	(27.9)		588.6
Selling, general and administrative expenses	514.4	(12.5)		501.9	450.9	(11.7)		439.2
Restructuring and other severance costs	4.9	—		4.9	16.0	(0.2)		15.8
Loss (gain) on sale of assets	0.2	—		0.2	(0.3)	—		(0.3)
Operating income	305.4	(20.6)		284.8	149.9	(16.0)		133.9
Other expenses, net:
Interest expense, net	(116.7)	—		(116.7)	(131.4)	—		(131.4)
Loss on early extinguishment of debt	(1.6)	—		(1.6)	(26.6)	—		(26.6)
Foreign exchange gain, net	0.8	—		0.8	15.4	—		15.4
Other, net	0.5	—		0.5	0.4	—		0.4
Other expenses, net	(117.0)	—		(117.0)	(142.2)	—		(142.2)
Income (loss) from continuing operations before taxes	188.4	(20.6)		167.8	7.7	(16.0)		(8.3)
Income tax provision from continuing operations	53.4	(1.3	) (a)	52.1	6.9	(0.8	) (a)	6.1
Net income (loss) from continuing operations	135.0	(19.3)		115.7	0.8	(15.2)		(14.4)
Net (income) loss attributable to noncontrolling interest from continuing operations	(5.2)	—		(5.2)	6.2	—		6.2
Net income (loss) attributable to Rockwood Holdings, Inc. from continuing operations	$129.8	$(19.3)		$110.5	$7.0	$(15.2)		$(8.2)

Earnings (loss) per share attributable to Rockwood Holdings, Inc.:
Basic	$1.74			$1.48	$0.09			$(0.11)
Diluted	1.67			1.42	0.09			(0.11)

Weighted average number of basic shares outstanding	74,735			74,735	74,084			74,084
Weighted average number of diluted shares outstanding	77,671			77,671	74,372			74,084

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2009

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,962.9	$(193.8)		$2,769.1
Cost of products sold	2,107.7	(156.7)		1,951.0
Gross profit	855.2	(37.1)		818.1
Selling, general and administrative expenses	614.1	(15.4)		598.7
Restructuring and other severance costs	20.8	(0.2)		20.6
Loss on sale of assets	0.5	—		0.5
Operating income	219.8	(21.5)		198.3
Other expenses, net:
Interest expense, net	(178.1)	—		(178.1)
Loss on early extinguishment of debt	(26.6)	—		(26.6)
Foreign exchange gain, net	16.0	—		16.0
Other, net	0.6	—		0.6
Other expenses, net	(188.1)	—		(188.1)
Income from continuing operations before taxes	31.7	(21.5)		10.2
Income tax provision from continuing operations	17.2	(1.0	) (a)	16.2
Net income (loss) from continuing operations	14.5	(20.5)		(6.0)
Net loss attributable to noncontrolling interest from continuing operations	3.8	—		3.8
Net income (loss) attributable to Rockwood Holdings, Inc. from continuing operations	$18.3	$(20.5)		$(2.2)

Earnings (loss) per share attributable to Rockwood Holdings, Inc.:
Basic	$0.25			$(0.03)
Diluted	0.24			(0.03)

Weighted average number of basic shares outstanding	74,096			74,096
Weighted average number of diluted shares outstanding	74,851			74,096

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2008

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$3,380.1	$(243.1)		$3,137.0
Cost of products sold	2,365.8	(206.1)		2,159.7
Gross profit	1,014.3	(37.0)		977.3
Selling, general and administrative expenses	661.3	(16.4)		644.9
Impairment charges	809.5	(92.0)		717.5
Restructuring and other severance costs	35.3	(0.7)		34.6
Gain on sale of assets	(2.4)	—		(2.4)
Operating loss	(489.4)	72.1		(417.3)
Other expenses, net:
Interest expense, net	(225.1)	—		(225.1)
Gain on early extinguishment of debt	4.0	—		4.0
Foreign exchange loss, net	(32.3)	—		(32.3)
Other, net	0.7	—		0.7
Other expenses, net	(252.7)	—		(252.7)
Loss from continuing operations before taxes	(742.1)	72.1		(670.0)
Income tax benefit from continuing operations	(23.9)	(0.6	) (a)	(24.5)
Net loss from continuing operations	(718.2)	72.7		(645.5)
Net loss attributable to noncontrolling interest from continuing operations	83.6	—		83.6
Net loss attributable to Rockwood Holdings, Inc. from continuing operations	$(634.6)	$72.7		$(561.9)

Loss per share attributable to Rockwood Holdings, Inc.:
Basic	$(8.58)			$(7.59)
Diluted	(8.58)			(7.59)

Weighted average number of basic shares outstanding	73,983			73,983
Weighted average number of diluted shares outstanding	73,983			73,983

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) - The tax rate differs from the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance and due to the non-deductable book goodwill impairments.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2007

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$3,065.2	$(258.8)		$2,806.4
Cost of products sold	2,089.1	(220.4)		1,868.7
Gross profit	976.1	(38.4)		937.7
Selling, general and administrative expenses	597.6	(18.3)		579.3
Restructuring and other severance costs	12.0	—		12.0
Gain on sale of assets	(4.7)	—		(4.7)
Operating income	371.2	(20.1)		351.1
Other expenses, net:
Interest expense, net	(207.8)	—		(207.8)
Loss on early extinguishment of debt	(18.6)	—		(18.6)
Refinancing expenses	(0.9)	—		(0.9)
Foreign exchange gain, net	7.8	—		7.8
Other expenses, net	(219.5)	—		(219.5)
Income from continuing operations before taxes	151.7	(20.1)		131.6
Income tax provision from continuing operations	62.3	(1.6	) (a)	60.7
Net income from continuing operations	89.4	(18.5)		70.9
Net income attributable to noncontrolling interest from continuing operations	(8.0)	—		(8.0)
Net income attributable to Rockwood Holdings, Inc. from continuing operations	$81.4	$(18.5)		$62.9

Earnings per share attributable to Rockwood Holdings, Inc.:
Basic	$1.10			$0.85
Diluted	1.07			0.82

Weighted average number of basic shares outstanding	73,817			73,817
Weighted average number of diluted shares outstanding	76,279			76,279

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

(ii)           Rockwood Specialties Group, Inc.

ROCKWOOD SPECIALTIES GROUP, INC. UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood, of its AlphaGary plastic compounding business, to Mexichem.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2010, the statements of operations for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009, 2008, and 2007 are based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the plastic compounding business, had occurred on January 1, 2007 with respect to the statements of operations and on September 30, 2010 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Specialties Group, Inc.’s annual report on Form 10-K for the year ended December 31, 2009 and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Specialties Group, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2010.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the AlphaGary plastic compounding business actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Specialties Group, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on these cash proceeds or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2010

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$280.8	$285.7 (a)	$566.5
Accounts receivable, net	517.5	(37.6)	479.9
Inventories	528.6	(19.5)	509.1
Deferred income taxes	3.1	(0.3)	2.8
Prepaid expenses and other current assets	66.8	(1.5)	65.3
Total current assets	1,396.8	226.8	1,623.6
Property, plant and equipment, net	1,621.8	(63.4)	1,558.4
Goodwill	894.0	—	894.0
Other intangible assets, net	624.5	(16.5)	608.0
Deferred debt issuance costs, net of accumulated amortization of $14.5	18.9	—	18.9
Deferred income taxes	26.2	1.1	27.3
Other assets	40.9	—	40.9
Total assets	$4,623.1	$148.0	$4,771.1
LIABILITIES
Current liabilities:
Accounts payable	$223.0	$(29.0)	$194.0
Income taxes payable	20.6	—	20.6
Accrued compensation	150.4	(2.0)	148.4
Accrued expenses and other current liabilities	218.4	(1.5)	216.9
Deferred income taxes	6.6	—	6.6
Long-term debt, current portion	90.5	—	90.5
Total current liabilities	709.5	(32.5)	677.0
Long-term debt	2,105.1	—	2,105.1
Pension and related liabilities	397.7	—	397.7
Deferred income taxes	80.3	(0.4)	79.9
Other liabilities	126.9	—	126.9
Total liabilities	3,419.5	(32.9)	3,386.6

EQUITY
Rockwood Specialties Group, Inc. stockholder’s equity:
Common stock ($0.01 par value, 5,000 shares authorized, 1,910 shares issued and outstanding)	—	—	—
Paid-in capital	1,044.0	—	1,044.0
Accumulated other comprehensive income	159.3	(9.3)	150.0
Accumulated deficit	(289.7)	190.2 (b)	(99.5)
Total Rockwood Specialties Group, Inc. stockholder’s equity	913.6	180.9	1,094.5
Noncontrolling interest	290.0	—	290.0
Total equity	1,203.6	180.9	1,384.5
Total liabilities and equity	$4,623.1	$148.0	$4,771.1

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — Represents cash proceeds of $300.0 million, less estimated taxes of $8.3 million and estimated fees and expenses of $6.0 million associated with the sale, but excludes a working capital adjustment of $10.1 million, which was paid by the purchaser at closing and is subject to a potential post closing adjustment.

(b) — Represents the estimated net gain on the sale, including $8.3 million of current tax expense and estimated fees and expenses of $6.0 million associated with the sale.  The effects of the gain were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any U.S. federal tax effect as a result of valuation allowances attributable to net operating loss carryforwards, except for Alternative Minimum Tax.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(Dollars in millions)

	Nine Months Ended				Nine Months Ended
	September 30, 2010				September 30, 2009
	Rockwood			Pro Forma	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted	Historical	Adjustments		As Adjusted
Net sales	$2,569.3	$(175.9)		$2,393.4	$2,176.6	$(145.3)		$2,031.3
Cost of products sold	1,744.4	(142.8)		1,601.6	1,560.1	(117.4)		1,442.7
Gross profit	824.9	(33.1)		791.8	616.5	(27.9)		588.6
Selling, general and administrative expenses	514.4	(12.5)		501.9	450.9	(11.7)		439.2
Restructuring and other severance costs	4.9	—		4.9	16.0	(0.2)		15.8
Loss (gain) on sale of assets	0.2	—		0.2	(0.3)	—		(0.3)
Operating income	305.4	(20.6)		284.8	149.9	(16.0)		133.9
Other expenses, net:
Interest expense, net	(116.7)	—		(116.7)	(131.4)	—		(131.4)
Loss on early extinguishment of debt	(1.6)	—		(1.6)	(26.6)	—		(26.6)
Foreign exchange gain, net	0.8	—		0.8	15.4	—		15.4
Other, net	0.5	—		0.5	0.4	—		0.4
Other expenses, net	(117.0)	—		(117.0)	(142.2)	—		(142.2)
Income from (loss) continuing operations before taxes	188.4	(20.6)		167.8	7.7	(16.0)		(8.3)
Income tax provision from continuing operations	53.4	(1.3	) (a)	52.1	6.9	(0.8	) (a)	6.1
Net income (loss) from continuing operations	135.0	(19.3)		115.7	0.8	(15.2)		(14.4)
Net (income) loss attributable to noncontrolling interest from continuing operations	(5.2)	—		(5.2)	6.2	—		6.2
Net income (loss) attributable to Rockwood Specialties Group, Inc. from continuing operations	$129.8	$(19.3)		$110.5	$7.0	$(15.2)		$(8.2)

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2009

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,962.9	$(193.8)		$2,769.1
Cost of products sold	2,107.7	(156.7)		1,951.0
Gross profit	855.2	(37.1)		818.1
Selling, general and administrative expenses	614.1	(15.4)		598.7
Restructuring and other severance costs	20.8	(0.2)		20.6
Loss on sale of assets	0.5	—		0.5
Operating income	219.8	(21.5)		198.3
Other expenses, net:
Interest expense, net	(178.1)	—		(178.1)
Loss on early extinguishment of debt	(26.6)	—		(26.6)
Foreign exchange gain, net	16.0	—		16.0
Other, net	0.6	—		0.6
Other expenses, net	(188.1)	—		(188.1)
Income from continuing operations before taxes	31.7	(21.5)		10.2
Income tax provision from continuing operations	17.2	(1.0	) (a)	16.2
Net income (loss) from continuing operations	14.5	(20.5)		(6.0)
Net loss attributable to noncontrolling interest from continuing operations	3.8	—		3.8
Net income (loss) attributable to Rockwood Specialties Group, Inc. from continuing operations	$18.3	$(20.5)		$(2.2)

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2008

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$3,380.1	$(243.1)		$3,137.0
Cost of products sold	2,365.8	(206.1)		2,159.7
Gross profit	1,014.3	(37.0)		977.3
Selling, general and administrative expenses	661.3	(16.4)		644.9
Impairment charges	809.5	(92.0)		717.5
Restructuring and other severance costs	35.3	(0.7)		34.6
Gain on sale of assets	(2.4)	—		(2.4)
Operating loss	(489.4)	72.1		(417.3)
Other expenses, net:
Interest expense, net	(225.1)	—		(225.1)
Gain on early extinguishment of debt	4.0	—		4.0
Foreign exchange loss, net	(32.3)	—		(32.3)
Other, net	0.7	—		0.7
Other expenses, net	(252.7)	—		(252.7)
Loss from continuing operations before taxes	(742.1)	72.1		(670.0)
Income tax benefit from continuing operations	(23.9)	(0.6	) (a)	(24.5)
Net loss from continuing operations	(718.2)	72.7		(645.5)
Net loss attributable to noncontrolling interest from continuing operations	83.6	—		83.6
Net loss attributable to Rockwood Specialties Group, Inc. from continuing operations	$(634.6)	$72.7		$(561.9)

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate differs from the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance and due to the non-deductable book goodwill impairments.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2007

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$3,065.2	$(258.8)		$2,806.4
Cost of products sold	2,089.1	(220.4)		1,868.7
Gross profit	976.1	(38.4)		937.7
Selling, general and administrative expenses	597.6	(18.3)		579.3
Restructuring and other severance costs	12.0	—		12.0
Gain on sale of assets	(4.7)	—		(4.7)
Operating income	371.2	(20.1)		351.1
Other expenses, net:
Interest expense, net	(207.8)	—		(207.8)
Loss on early extinguishment of debt	(18.6)	—		(18.6)
Refinancing expenses	(0.9)			(0.9)
Foreign exchange gain, net	7.8	—		7.8
Other expenses, net	(219.5)	—		(219.5)
Income from continuing operations before taxes	151.7	(20.1)		131.6
Income tax provision from continuing operations	62.3	(1.6	) (a)	60.7
Net income from continuing operations	89.4	(18.5)		70.9
Net income attributable to noncontrolling interest from continuing operations	(8.0)	—		(8.0)
Net income attributable to Rockwood Specialties Group, Inc. from continuing operations	$81.4	$(18.5)		$62.9

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

For the purposes of the pro forma financial information, in accordance with SEC guidance, we have assumed no interest income on the estimated net proceeds of $285.7 million or potential interest savings from expected debt repayments. However, we plan to use the proceeds to repay a portion of our term loans under senior secured credit facilities.

(a) — The tax rate is lower than the statutory tax rate primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

(d)           Exhibits

Exhibit No.	Description

10.1(A)

Business Purchase Agreement, dated December 16, 2010, by and among Mexichem Compuestos, S.A. de C.V., Mexichem UK Limited, Mexichem Fluor Canada Inc., Mexichem Amanco Holding, S.A. de C.V., Mexichem, S.A.B. de C.V., Alphagary Corporation, Alphagary Limited, Rockwood Additives Limited, Rockwood Specialties Inc., Rockwood Specialties Group, Inc., and Rockwood Holdings, Inc.

99.1	Press Release dated January 10, 2011.

(A)          Incorporated by reference to the Company’s Current Report on Form 8-K filed on December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: January 13, 2011